UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 7, 2017

TEARLAB CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51030	59-343-4771
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9980 Huennekens St., Ste 100

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 455-6006

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 7, 2017, Tearlab Corporation (the “Company”) received a letter (the “Letter”) from The NASDAQ Stock Market LLC (“Nasdaq”) notifying the Company that the Nasdaq Hearings Panel had determined to delist the Company’s securities from The Nasdaq Capital Market due to the Company’s failure to regain compliance with Nasdaq Listing Rule 5550(b), which requires an issuer to maintain a minimum market value of listed securities (“MVLS”) of $35 million or, in the alternative, $2.5 million in stockholders’ equity.

As previously disclosed in a Current Report on Form 8-K filed on November 10, 2016, on November 8, 2016, the Company received notice from Nasdaq indicating that the Company did not satisfy Nasdaq Listing Rule 5550(b)(2), insofar as the Company’s MVLS had closed below $35 million for the previous 30 consecutive business days. As previously disclosed in a Current Report on Form 8-K filed on May 15, 2017, on May 10, 2017, the Company received notice from Nasdaq indicating that the Company’s securities would be subject to delisting from The Nasdaq Capital Market based upon the Company’s continued non-compliance with Nasdaq Listing Rule 5550(b)(2) unless the Company requested a hearing before a Nasdaq Hearings Panel. Following the hearing, the Nasdaq Hearings Panel granted the Company an additional extension through November 6, 2017 to demonstrate that it had regained compliance with all applicable listing requirements.

Based on the foregoing, trading in the Company’s securities will be suspended on The Nasdaq Capital Market effective at the open of business on November 9, 2017. At that time, it is expected that trading and quotation will commence on the OTCQX Market operated by OTC Market Group, Inc. under the symbol TEAR. The delisting will become formally effective after all applicable appeal and review periods have elapsed and Nasdaq has filed a Form 25 with the SEC, which will remove the Company from listing and registration on The Nasdaq Capital Market and effectuate the deregistration of its common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company will continue to file periodic reports with the SEC pursuant to the requirements of Section 12(g) of Exchange Act.

Additional information about the OTCQX Market can be found at www.otcmarkets.com along with Company trading and quotation information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEARLAB CORPORATION

By:	/s/ Wes Brazell
Wes Brazell Chief Financial Officer

Date: November 7, 2017